SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 September 1, 2004



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                            30313
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Effective September 1, 2004, Steven J. Heyer resigned as President and Chief Operating Officer of The Coca-Cola Company (the "Company"). As previously disclosed, Mr. Heyer will remain an employee of Company until December 30, 2004 or such earlier date as he and E. Neville Isdell, Chairman and Chief Executive Officer of the Company, may agree.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)


Date: September 1, 2004          By: /s/ CONNIE D. MCDANIEL
                                    ----------------------------------
                                         CONNIE D. MCDANIEL
                                         Vice President and Controller